Related Party Transactions	12 Months Ended
Jul. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

9. Related Party Transactions

On June 28, 2018, we raised $500,000 to support our continued operations by issuing a one-year promissory note to Tom Y. Lee, a member of the Company’s Board of Directors and our largest stockholder. The note accrues interest at 6.5% per annum, compounded annually. As of July 31, 2018, $500,000 of principal and $3,000 of accrued and unpaid interest remained payable (See Note 12 to these consolidated financial statements).

On December 11, 2013, the Company entered into a five-year strategic collaboration agreement with St. Louis-based Intercon Chemical Company (ICC). The agreement consists of a multi-prong approach to accelerate the commercialization of PURE’s unique and proprietary SDC-based products. The strategic collaboration agreement provides:

●	ICC licenses from PURE its patents and technology know-how for the exclusive manufacture of our SDC-based products.

●	ICC will invest in plant improvements to allow for expanded SDC production.

●	ICC’s R&D team will collaborate on SDC product line development.

●	ICC licenses the distribution rights for SDC-based products into its core businesses of institutional cleaning and sanitation products.

●	ICC will also develop a new initiative focused on US hospital, healthcare and medical facilities.

●	PURE earns royalty income on SDC-products sold by ICC and its affiliates.

During the years ended July 31, 2018 and 2017, our net product sales to ICC was $8,000 and $33,000, respectively. As of July 31, 2018, $86,000 was payable to ICC for the production of SDC based products with no accounts receivable due to the Company. As of July 31, 2017, $75,000 was payable to ICC for the production of SDC based products and $6,000 of accounts receivable was due to the Company.

The president of ICC is a shareholder of the Company.